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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Amendment No. 1 to the Registration Statement (Form S-8 No. 333-77009) pertaining to the StarTek, Inc. Stock Option Plan and the StarTek, Inc. Director Stock Option Plan of our report dated February 11, 2000, with respect to the consolidated financial statements of StarTek, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1999.



                                             ERNST & YOUNG LLP


Denver, Colorado
March 8, 2000